Scudder
Balanced
Fund


Annual Report
December 31, 1997


Pure No-Load(TM) Funds


A fund that seeks a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed-income securities.


A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER                    (logo)

                              Scudder Balanced Fund

--------------------------------------------------------------------------------
Date of Inception: 1/04/93   Total Net Assets as of        Ticker Symbol:  SCBAX
                            12/31/97: $158.7 million
--------------------------------------------------------------------------------


o For the 12-month period ended December 31, 1997, Scudder Balanced Fund returned 22.78%, which ranked it in the top 15% (54th) of 350 balanced funds tracked by Lipper Analytical Services.

o Portfolio asset allocation strategy remained virtually unchanged over the year, closing the period with 58% invested in equities and 42% invested in fixed income securities (including cash equivalents).

o The Fund's equity holdings of quality growth companies benefited from the stock market's positive performance over most of the year and from careful stock selection.

o The Fund's fixed income holdings were structured with a duration that was close to the Lehman Aggregate Bond Index for most of the 12 months, but was lengthened toward the end of the period to take advantage of rising bond prices.


                                Table of Contents

   3  Letter from the Fund's President    20  Notes to Financial Statements
   4  Performance Update                  23  Report of Independent Accountants
   5  Portfolio Summary                   24  Tax Information
   6  Portfolio Management Discussion     25  Shareholder Meeting Results
   9  Glossary of Investment Terms        28  Officers and Trustees
  10  Investment Portfolio                29  Investment Products and Services
  16  Financial Statements                30  Scudder Solutions
  19  Financial Highlights

                           2 - Scudder Balanced Fund

                        Letter from the Fund's President


Dear Shareholders,

     The 12-month period was particularly rewarding for Scudder Balanced Fund, as the U.S. stock market posted yet another year of strong returns and bonds provided income and price appreciation. However, the market environment changed over the last few months of the period, as bonds began to outperform stocks.

     We believe the Fund's investments in quality growth stocks and investment grade bonds were particularly well-suited to this changing environment. While the investment climate in the United States continues to remain healthy, we think a return to performance that is closer to the 10% average long-run return for stocks is more realistic going forward. A detailed discussion of the Fund's activities begins on page 6.

     As you may know, the Fund's investment adviser has changed its name to Scudder Kemper Investments, Inc., from Scudder, Stevens & Clark, Inc., pursuant to the acquisition of a majority interest in Scudder, Stevens & Clark by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. In addition, the Fund has added two members to its management team effective January 1, 1998 -- portfolio managers George Fraise and Stephen Wohler. We think their extensive knowledge and expertise will be an asset to the Fund.

     For those of you who are interested in new Scudder products, we recently introduced a new industry sector fund, Scudder Financial Services Fund, one of Scudder's Choice Series funds. The Fund seeks long-term growth by investing in financial services companies in the U.S. and abroad. In addition, two other Choice Series funds will be launched on March 2: Scudder Health Care Fund, seeking long-term growth from health care companies located around the world, and Scudder Technology Fund, pursuing long-term growth by investing in companies that develop, produce, or distribute technology. For further information on these new funds, please call 1-800-225-2470.

     Thank you for your continued investment in Scudder Balanced Fund. If you have any questions about your account, please call Scudder Investor Relations at the toll-free number above, or visit our Internet Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Balanced Fund


                           3 - Scudder Balanced Fund

PERFORMANCE UPDATE as of December 31, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

               Total Return
--------------------------------------------
Period           Growth
Ended              of                Average
12/31/97         $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER BALANCED FUND
--------------------------------------------
1 Year         $ 12,278     22.78%    22.78%
Life of Fund*  $ 17,605     76.05%    12.00%

--------------------------------------------
S&P 500 INDEX (60%) and LBAB Index (40%)
--------------------------------------------
1 Year         $ 12,363     23.63%    23.63%
Life of Fund*  $ 19,949     99.49%    15.08%
--------------------------------------------
* The Fund commenced operations January 4, 1993. Index comparisons begin January 31, 1993.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER BALANCED FUND
Year            Amount
----------------------
1/31/93*       $10,000
6/93           $ 9,876
12/93          $10,395
6/94           $ 9,823
12/94          $10,147
6/95           $11,705
12/95          $12,834
6/96           $13,584
12/96          $14,315
6/97           $16,286
12/97          $17,576

S&P 500 INDEX
Year            Amount
----------------------
1/31/93*       $10,000
6/93           $10,399
12/93          $10,915
6/94           $10,546
12/94          $11,059
6/95           $13,293
12/95          $15,214
6/96           $16,749
12/96          $18,707
6/97           $22,564
12/97          $24,951

LBAB INDEX
Year            Amount
----------------------
1/31/93*       $10,000
6/93           $10,489
12/93          $10,768
6/94           $10,351
12/94          $10,454
6/95           $11,650
12/95          $12,386
6/96           $12,234
12/96          $12,833
6/97           $13,232
12/97          $14,075

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market and The Lehman Brothers Aggregrate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended December 31

                       1993*     1994     1995     1996     1997
                     --------------------------------------------
NET ASSET VALUE...   $ 12.23   $ 11.63  $ 14.12  $ 14.60  $ 16.85
INCOME DIVIDENDS..   $   .26   $   .31  $   .32  $   .34  $   .36
CAPITAL GAINS
DISTRIBUTIONS.....   $    --   $    --  $   .25  $   .79  $   .68
FUND TOTAL
RETURN (%)........      4.12     -2.39    26.48    11.54    22.78
INDEX TOTAL
RETURN (%)........      8.56      -.03    31.34    14.96    23.63

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the one year and life of Fund would have been lower.



                           4  Scudder Balanced Fun

PORTFOLIO SUMMARY as of December 31, 1997
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Common Stocks                      58%
Fixed Income Holdings              33%
Cash Equivalents                    9%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

As stock market volatility increased
in the second half, the Fund's balanced
approach to investing in quality stocks
and investment grade bonds provided
relative stability.

--------------------------------------------------------------------------
FIXED INCOME HOLDINGS
(Excludes 9% of Cash Equivalents)
--------------------------------------------------------------------------
Type
--------------------------------------------
Corporate Bonds                          37%
U.S. Government & Agencies               25%
U.S. Government Mortgages                23%
Foreign Bonds - U.S.
$ Denominated                             8%
Asset-Backed Securities                   7%
--------------------------------------------
                                        100%
--------------------------------------------

Quality
--------------------------------------------
AAA                                      55%
AA                                        7%
A                                        10%
BBB                                      28%
--------------------------------------------
                                        100%
--------------------------------------------

Rather than emphasize asset allocation,
management focused on duration by
maintaining a barbelled maturity
structure until the fourth quarter when
duration was lengthened to take advantage
of declining interest rates.
--------------------------------------------------------------------------
EQUITY HOLDINGS
--------------------------------------------------------------------------
Health                                   22%
Consumer Staples                         22%
Technology                               15%
Consumer Discretionary                   11%
Manufacturing                             8%
Media                                     7%
Financial                                 6%
Durables                                  4%
Service Industries                        4%
Energy                                    1%
---------------------------------------------
                                        100%
---------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Five Largest Equity Holdings
--------------------------------------------
1.   GENERAL ELECTRIC CO.
     Leading producer of electrical equipment
2.   PROCTER & GAMBLE CO.
     Diversified manufacturer of
     consumer products
3.   PFIZER, INC.
     Leading international pharmaceutical company
4.   COCA-COLA CO., INC.
     International soft drink company
5.   MICROSOFT CORP.
     Computer operating systems software


The strong performance of high quality, large-cap stocks--the emphasis of the equity portion of the portfolio--was an important contributor to the Fund's solid returns.

For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                           5  Scudder Balanced Fun

                         Portfolio Management Discussion

An Interview with Valerie Malter
Lead Portfolio Manager,
Scudder Balanced Fund

Q: How would you summarize the 12-month period ended December 31, 1997?

A: Stocks provided another good year of returns, with the unmanaged Russell 1000 Growth Index returning 30.49% and the unmanaged S&P 500 returning 33.35%. Stocks continued their upward momentum for most of the period, driven by a continuation of the healthy economic and low inflation environment that has been a staple of our economy for a number of years. This momentum was supported by the Federal Reserve's status quo approach to interest rates and solid corporate earnings reports. Large-cap issues outperformed small-caps during the year, which coincided well with our increase in the average market-capitalization of the Fund's equity holdings for the period.

Q: How did the fixed income markets perform over the year?

A: Overall, this was also a good period for bond investors. Interest rates generally declined from May through the end of the year, and (due to the inverse relationship of interest rates to bond prices) bond prices rose. This trend occurred in the context of a benign inflation environment, despite robust economic growth. The yield on the benchmark U.S. Treasury bond began the year at 6.64%, peaked at 7.20% in April, and declined to 5.92% by the close of the period. Bond holders received not only income, but also price appreciation during this period. Any year that bond investors receive more than just the coupon is a pretty good year, in my opinion. Our fixed income benchmark (the Lehman Aggregate Bond Index) returned 9.65% for the 12 months, reflecting the generally positive environment for bonds.

Q: ... And the Fund?

A: The Fund's balanced approach benefited from the favorable conditions in both markets, in addition to value-added by our individual security selections. For the 12-months ended December 31, 1997, the Fund returned 22.78%. This total return reflects an increase in net asset value from $14.60 on December 31, 1996 to $16.85 on December 31, 1997, an income distribution of $0.36 per share, and a capital gain distribution of $0.68 per share. We were pleased with this performance, which ranked the Fund in the top 15% (54th) of 350 balanced funds tracked by Lipper Analytical Services.

Q: In the second half, concern over the impact of a strong dollar on earnings of large multinational companies put pressure on a number of stocks, particularly those in the consumer staples and pharmaceutical areas. How did this affect the Fund's equity holdings?

A: Our equity holdings are heavily weighted in these major global companies, and they were negatively affected by the strong dollar. In addition, profit warnings from Coca Cola and Gillette, and fears of slowing exports in the wake of currency devaluations in Southeast Asia, exacerbated the decline. However, many of these stocks, which had been negatively impacted in the third quarter, recovered in the fourth quarter.

                           6 - Scudder Balanced Fund

Q: Did you change your strategy?

A: Because we know that these issues (i.e. the dollars strength or the Asian crisis) will come up from time to time, we strongly believe that they are not reasons to alter our approach. The Fund's equity holdings are selected stock-by-stock, with a focus on high quality companies which have solid long-term franchises, outstanding management teams, and sustainable above-average earnings growth potential. As long as we remain confident in a company's ability to meet its growth projections, we will continue to hold the stock.

Q: What were the noteworthy performers in the stock portion of the Fund?

A: In such a good year, we had many. Media stocks Outdoor Systems and Clear Channel Communications appreciated more than 100% in 1997. These two continued to benefit from the rapid consolidation taking place in the radio and outdoor advertising industries. Within the consumer staples group standouts included Gillette, Procter and Gamble, and Suiza (a dominant consolidator in the highly fragmented dairy industry). Many of our health care holdings also performed well for the year, including HBO (up 62%), Pfizer (up 80%), Eli Lilly (up 91%), and Tenet Healthcare (up 51%).

Q: What about stocks that held back performance?

A: There were several, including a number of stocks in the technology sector such as National Semiconductor, Teradyne (crushed by concerns about 1998 semiconductor capital spending from Korea, Taiwan and Japan), and 3Com. Elsewhere, Corporate Express, which we trimmed early in the fourth quarter, was negatively impacted by a slower than expected recovery from a recent acquisition, despite continued robust growth in its core businesses. Compaq was the lone exception in the technology area, appreciating 90% for the year.

Q: What equity sectors did you emphasize?

A: Our weightings remained close to the same proportions as the Russell 1000 Growth Index. While we may over- or underweight specific sectors from time to time, we focus primarily on individual stock selection, where we believe we can add the most value. We believe this diversified approach helps to control risk. As a result, the Fund's largest equity weightings remained in the health care, consumer staples, and technology sectors. At the beginning of the fourth quarter, we made a decision to trim exposure to semiconductor capital equipment to reflect our declining confidence in expected growth rates, considering the expanding crisis in Asia. We also swapped other technology holdings into computer services stocks to reduce portfolio risk/volatility brought on by the same concerns. In the financial services area, we also continued to maintain our neutral position and remained focused on the insurance sector (AIG and Conseco) as well as on "super regional" banks (NationsBank and First Union).

Q: How did you position the Fund's fixed income holdings?

A: We managed this sector actively throughout the 12 months, seeking to capitalize on shifts in relative valuation among the Treasury, mortgage, and corporate bond sectors. Given the uncertainties surrounding the level of economic growth and inflation over the first half of the year, we maintained a

                           7 - Scudder Balanced Fund
neutral portfolio duration compared to our benchmark, the Lehman Aggregate Bond Index. Instead, we focused on sector allocations. We de-emphasized mortgage securities which typically have intermediate term (3-5 year) maturities, and increased our "barbelled" maturity strategy by adding to holdings at the short and long ends of the maturity spectrum. The barbelled strategy made a neutral contribution to performance during the first half. As the Asian crisis deepened and reports of accelerating inflation remained nonexistent, we lengthened the portfolio's duration slightly to take advantage of declining interest rates and rising bond prices. At the end of the period, the Fund's duration was 4.9 years.

Q: What is your outlook, given prospects for slowing profit growth rates and the uncertainty in Asia?

A: Change usually creates opportunities for investors. We intend to take advantage of those opportunities as they come along, while continuing to manage the Fund with the same investment discipline we have outlined here. We will continue to monitor developments closely, but we believe the Fund is especially well suited to weather periods of uncertainty, given its balanced approach to investing in quality growth companies and investment grade fixed income securities.

                             Scudder Balanced Fund:
                          A Team Approach to Investing

  Scudder Balanced Fund is managed by a team of Scudder Kemper Investments, Inc.
  (SKI) professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by a large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging SKI's extensive resources.

  Lead Portfolio Manager Valerie F. Malter assumed responsibility for the Fund's day-to-day management and investment strategies in September 1995. Valerie has 10 years of experience as an analyst covering a wide range of industries, and three years of portfolio management experience, focusing on the stocks of companies with medium- to large-sized market capitalizations. Portfolio Manager William M. Hutchinson heads up the Fund's fixed income investment strategy and security selection. Bill, who has been with the Fund since its introduction and SKI since 1986, has over 20 years of investment experience.


                           8 - Scudder Balanced Fund

                          Glossary of Investment Terms


 COUPON The interest rate the bond issuer promises to pay to the bondholder until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon and a $1,000 face value pays $100 a year.

 DURATION A measure of the portfolio's sensitivity to changes in interest rates. If an investment portfolio has a duration of 4.9 years and interest rates decline by 1% from present levels, the value of the portfolio would rise by about 4.9% and vice versa.

 FUNDAMENTAL RESEARCH             Analysis of a company's financial statements
                                  to project future stock price changes.
                                  Considers past records of sales and earnings, as well as the future impact of products, consumer markets, and management in weighting a company's prospects. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements.

 MARKET CAPITALIZATION            The value of a company's outstanding shares
                                  of common stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly-traded companies is frequently divided into large-, mid-, and small-capitalizations. "Large-cap" stocks tend to be more liquid and less volatile, while "small-cap" stocks in the aggregate have more potential for earnings growth and are typically more volatile.

 OVER/UNDER WEIGHTING             Refers to the allocation of assets -- usually
                                  by sector, industry, or country -- within an investment portfolio relative to a benchmark index or investment universe.

PRICE/EARNINGS RATIO              A widely used gauge of a stock's valuation
(P/E or earnings multiple)        that indicates what investors are paying for
                                  a company's earning power at the current stock price. Often based on a company's projected earnings for the coming 12 months.
                                  A higher "earnings multiple" indicates higher expected earnings growth and greater risk; a lower multiple is usually associated with mature or out-of-favor companies, and lower stock price volatility.


(Sources: SKI; Barron's Dictionary of Finance and Investment Terms)

                           9 - Scudder Balanced Fund

                  Investment Portfolio as of December 31, 1997

                                                                                              Principal               Market
                                                                                             Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 8.7%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Salomon Brothers dated 12/31/97 at 6.7% to be
  repurchased at $13,677,089 on 1/2/98, collateralized by a $14,555,000 U.S. Treasury                              -----------
  Bill, 10/15/98 (Cost $13,672,000) .....................................................     13,672,000            13,672,000
                                                                                                                   -----------
U. S. Government & Agencies 7.8%
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 5.625%, 12/31/99 ....................................................      2,500,000             2,498,825
U.S. Treasury Bond, 7.25%, 5/15/16 ......................................................        500,000               569,530
U.S. Treasury Bond, 7.875%, 2/15/21 .....................................................        500,000               613,905
U.S. Treasury Note, 6.875%, 7/31/99 .....................................................      1,000,000             1,017,810
U.S. Treasury Note, 5.875%, 11/15/99 ....................................................      1,500,000             1,505,385
U.S. Treasury Note, 6.125%, 7/31/00 .....................................................      1,000,000             1,010,310
U.S. Treasury Note, 5.75%, 10/31/00 .....................................................        750,000               750,938
U.S. Treasury Note, 6.25%, 1/31/02 ......................................................      1,500,000             1,526,715
U.S. Treasury Note, 5.625%, 2/15/06 .....................................................      2,000,000             1,977,500
U.S. Treasury Separate Trading Registered Interest and Principal, Principal only,
  11/15/18 ..............................................................................      3,000,000               855,300
------------------------------------------------------------------------------------------------------------------------------
Total U. S. Government & Agencies (Cost $12,137,126)                                                                12,326,218
------------------------------------------------------------------------------------------------------------------------------

Government National Mortgage Association 1.7%
------------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association Pass-thru, 9.5%, 8/15/19 .......................         21,007                22,777
Government National Mortgage Association Pass-thru, 10%, 2/15/25 ........................        830,726               923,817
Government National Mortgage Association Pass-thru, 8.5%, with various maturities
  to 9/15/26 ............................................................................      1,703,788             1,790,386
------------------------------------------------------------------------------------------------------------------------------
Total Government National Mortgage Assoc. (Cost $2,674,884)                                                          2,736,980
------------------------------------------------------------------------------------------------------------------------------

U. S. Government Agency Pass-Thrus 5.8%
------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association, 6.5%, with various maturities to 1/1/26 ..........      3,233,233             3,204,942
Federal National Mortgage Association, 7%, with various maturities to 9/1/26 ............      5,809,697             5,865,815
------------------------------------------------------------------------------------------------------------------------------
Total U. S. Government Agency Pass-Thrus (Cost $8,752,135)                                                           9,070,757
------------------------------------------------------------------------------------------------------------------------------

Collateralized Mortgage Obligations 0.9%
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   -----------
Federal Home Loan Mortgage Corp., 8%, 4/1/08 (Cost $1,441,916) ..........................      1,405,676             1,440,565
                                                                                                                   -----------

Foreign Bonds - U.S.$ Denominated 2.8%
------------------------------------------------------------------------------------------------------------------------------
Abbey National PLC Global Medium Term Note, 6.69%, 10/17/05 .............................        750,000               756,519
Deutsche Bank, 7.5%, 4/25/09 ............................................................      1,500,000             1,615,620
Province of Ontario Global, 6%, 2/21/06 .................................................      1,000,000               984,570
Saga Petroleum A/S, 7.25%, 9/23/27 ......................................................      1,000,000             1,020,060
------------------------------------------------------------------------------------------------------------------------------
Total Foreign Bonds - U.S.$ Denominated (Cost $4,241,533)                                                            4,376,769
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                           10 - Scudder Balanced Fund

                                                                                              Principal               Market
                                                                                             Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities 2.2%
------------------------------------------------------------------------------------------------------------------------------
Automobile Receivables 1.3%
Ford Credit Automobile Trust Series 1996-A A4, 6.75%, 9/15/00 ...........................      1,000,000             1,008,750
Premier Auto Trust Asset Backed Certificate Series 1996-3 A4, 6.75%, 11/6/00 ............      1,000,000             1,010,620
                                                                                                                   -----------
                                                                                                                     2,019,370
                                                                                                                   -----------
Credit Card Receivables 0.9%
Sears Credit Account Master Trust, Series 1995-A4, 6.25%, 1/15/03 .......................      1,400,000             1,401,302
------------------------------------------------------------------------------------------------------------------------------
Total Asset Backed (Cost $3,396,960)                                                                                 3,420,672
------------------------------------------------------------------------------------------------------------------------------

Corporate Bonds 12.5%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 0.6%
ITT Corp., 7.375%, 11/15/15 .............................................................      1,000,000               943,140
                                                                                                                   -----------
Consumer Staples 0.4%
Seagram Co., Ltd., 8.35%, 1/15/22 .......................................................        500,000               580,795
                                                                                                                   -----------
Financial 5.1%
Associates Corp. of North America, 6.625%, 5/15/01 ......................................        500,000               506,110
Capital One Bank Medium Term Note, 5.95%, 2/15/01 .......................................      1,000,000               988,870
First Industrial L.P., 7.6%, 5/15/07 ....................................................        700,000               731,150
General Electric Capital Services Inc., 7.5%, 8/21/35 ...................................        250,000               278,970
Highwoods/Forsyth, Ltd., 7%, 12/1/06 ....................................................      1,500,000             1,510,350
Southern National Corp., 7.05%, 5/23/03 .................................................      1,000,000             1,029,630
Spieker Properties, Inc., 7.875%, 12/1/16 ...............................................        750,000               806,033
Susa Partnership L.P., 8.2%, 6/1/17 .....................................................      1,000,000             1,089,210
US West Capital Funding Inc., 7.9%, 2/1/27 ..............................................      1,000,000             1,094,340
                                                                                                                   -----------
                                                                                                                     8,034,663
                                                                                                                   -----------
Media 1.3%
TCI Communications, Inc., 8%, 8/1/05 ....................................................        750,000               803,723
Time Warner Inc., 9.125%, 1/15/13 .......................................................      1,000,000             1,190,770
                                                                                                                   -----------
                                                                                                                     1,994,493
                                                                                                                   -----------
Service Industries 0.7%
ServiceMasters Co., Ltd, 7.45%, 8/15/27 .................................................      1,000,000             1,039,130
                                                                                                                   -----------
Durables 2.1%
Ford Motor Co., 8.875%, 1/15/22 .........................................................        500,000               616,690
Ford Motor Credit Co., 6.25%, 2/26/98 ...................................................        250,000               250,065
Lockheed Martin Corp., 7.75%, 5/1/26 ....................................................        500,000               554,105
Northrop Grumman Corp., 7%, 3/1/06 ......................................................        750,000               773,663

    The accompanying notes are an integral part of the financial statements.


                           11 - Scudder Balanced Fund

                                                                                              Principal               Market
                                                                                             Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Northrop Grumman Corp., 7.875%, 3/1/26 ..................................................      1,000,000             1,112,690
                                                                                                                   -----------
                                                                                                                     3,307,213
                                                                                                                   -----------
Manufacturing 0.3%
Nova Gas Transmissions, Ltd., 7.875%, 4/1/23 ............................................        500,000               556,135
                                                                                                                   -----------
Technology 0.3%
Loral Corp., 8.375%, 6/15/24 ............................................................        500,000               587,280
                                                                                                                   -----------
Energy 0.7%
PanEnergy Corp., 7.375%, 9/15/03 ........................................................      1,000,000             1,051,020
                                                                                                                   -----------
Metals & Minerals 0.7%
Potash Corp., 7.125%, 6/15/07 ...........................................................      1,000,000             1,022,760
                                                                                                                   -----------
Transportation 0.3%
Norfolk Southern Corp., 7.8%, 5/15/27 ...................................................        500,000               562,020
------------------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $18,535,311)                                                                            19,678,649
------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 57.6%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 6.2%
Department & Chain Stores 4.4%
Costco Companies Inc.* ..................................................................         28,400             1,267,340
Home Depot, Inc. ........................................................................         44,100             2,596,388
Nordstrom, Inc. .........................................................................         16,800             1,014,300
Wal-Mart Stores Inc. ....................................................................         51,100             2,015,256
                                                                                                                   -----------
                                                                                                                     6,893,284
                                                                                                                   -----------
Hotels & Casinos 0.7%
Host Marriott Corp.* ....................................................................         55,300             1,085,263
                                                                                                                   -----------
Specialty Retail 1.1%
Corporate Express, Inc.* ................................................................         50,800               654,050
Pier 1 Imports, Inc. ....................................................................         48,300             1,092,788
                                                                                                                   -----------
                                                                                                                     1,746,838
                                                                                                                   -----------
Consumer Staples 12.6%
Alcohol & Tobacco 1.6%
Philip Morris Companies Inc. ............................................................         56,300             2,551,094
                                                                                                                   -----------
Consumer Specialties 0.5%
Samsonite Corp.* ........................................................................         23,800               752,675
                                                                                                                   -----------
Food & Beverage 4.9%
Coca-Cola Co., Inc. .....................................................................         48,300             3,217,988
H.J. Heinz Co. ..........................................................................         39,900             2,027,419

    The accompanying notes are an integral part of the financial statements.


                           12 - Scudder Balanced Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Interstate Bakeries Corp. ...............................................................         37,400             1,397,825
Suiza Foods Corp.* ......................................................................         17,300             1,030,431
                                                                                                                   -----------
                                                                                                                     7,673,663
                                                                                                                   -----------
Package Goods/Cosmetics 5.6%
Colgate-Palmolive Co. ...................................................................         32,300             2,374,050
Gillette Co. ............................................................................         24,276             2,438,221
Procter & Gamble Co. ....................................................................         50,000             3,990,625
                                                                                                                   -----------
                                                                                                                     8,802,896
                                                                                                                   -----------
Health 12.7%
Biotechnology 1.0%
Guidant Corp. ...........................................................................         26,500             1,649,625
                                                                                                                   -----------
Health Industry Services 1.3%
HBO & Company, Inc. .....................................................................         22,400             1,075,200
Total Renal Care Holdings, Inc.* ........................................................         33,500               921,250
                                                                                                                   -----------
                                                                                                                     1,996,450
                                                                                                                   -----------
Hospital Management 0.6%
Tenet Healthcare Corp.* .................................................................         27,800               920,875
                                                                                                                   -----------
Pharmaceuticals 9.8%
Bristol-Myers Squibb Co. ................................................................         19,300             1,826,263
Eli Lilly & Co. .........................................................................         39,238             2,731,946
Johnson & Johnson .......................................................................         32,600             2,147,525
Merck & Co. Inc. ........................................................................         19,300             2,050,625
Pfizer, Inc. ............................................................................         52,000             3,877,250
SmithKline Beecham PLC (ADR) ............................................................         34,800             1,790,025
Warner-Lambert Co. ......................................................................          8,500             1,054,000
                                                                                                                   -----------
                                                                                                                    15,477,634
                                                                                                                   -----------
Financial 3.6%
Banks 1.2%
First Union Corp. .......................................................................         17,400               891,750
NationsBank Corp. .......................................................................         15,700               954,756
                                                                                                                   -----------
                                                                                                                     1,846,506
                                                                                                                   -----------
Insurance 2.4%
American International Group, Inc. ......................................................         23,925             2,601,844
Conseco Inc. ............................................................................         24,100             1,095,044
                                                                                                                   -----------
                                                                                                                     3,696,888
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                           13 - Scudder Balanced Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Media 3.7%
Advertising 1.8%
Interpublic Group of Companies Inc. .....................................................         28,200             1,404,713
Outdoor Systems, Inc.* ..................................................................         38,250             1,467,844
                                                                                                                   -----------
                                                                                                                     2,872,557
                                                                                                                   -----------
Broadcasting & Entertainment 1.9%
Clear Channel Communications, Inc.* .....................................................         25,000             1,985,938
Walt Disney Co. .........................................................................         10,400             1,030,250
                                                                                                                   -----------
                                                                                                                     3,016,188
                                                                                                                   -----------
Service Industries 2.2%
Miscellaneous Consumer Services 1.5%
Cendant Corporation* ....................................................................         31,450             1,081,094
Service Corp. International .............................................................         36,100             1,333,444
                                                                                                                   -----------
                                                                                                                     2,414,538
                                                                                                                   -----------
Printing/Publishing 0.7%
Reuters Holdings PLC "B" (ADR) ..........................................................         15,600             1,033,500
                                                                                                                   -----------
Durables 2.4%
Aerospace 0.9%
AlliedSignal Inc. .......................................................................         34,200             1,331,663
                                                                                                                   -----------
Telecommunications Equipment 1.5%
Ciena Corp.* ............................................................................         18,200             1,112,475
Nokia AB Oy "A" (ADR) ...................................................................         18,000             1,260,000
                                                                                                                   -----------
                                                                                                                     2,372,475
                                                                                                                   -----------
Manufacturing 4.8%
Chemicals 0.6%
Monsanto Co. ............................................................................         23,300               978,600
                                                                                                                   -----------
Diversified Manufacturing 4.2%
General Electric Co. ....................................................................         66,200             4,857,425
Textron, Inc. ...........................................................................         28,400             1,775,000
                                                                                                                   -----------
                                                                                                                     6,632,425
                                                                                                                   -----------
Technology 8.9%
Computer Software 3.7%
Computer Associates International, Inc. .................................................         25,725             1,360,209
Microsoft Corp.* ........................................................................         23,400             3,024,450
PeopleSoft Inc.* ........................................................................         35,600             1,388,400
                                                                                                                   -----------
                                                                                                                     5,773,059
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                           14 - Scudder Balanced Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Diverse Electronic Products 0.5%
Teradyne Inc.* ..........................................................................         25,700               822,400
                                                                                                                   -----------
Electronic Data Processing 0.9%
Compaq Computer Corp. ...................................................................         25,350             1,430,691
                                                                                                                   -----------
Office/Plant Automation 1.0%
3Com Corp.* .............................................................................         16,600               579,963
Cisco Systems, Inc.* ....................................................................         16,950               944,963
                                                                                                                   -----------
                                                                                                                     1,524,926
                                                                                                                   -----------
Semiconductors 2.8%
Intel Corp. .............................................................................         28,400             1,995,100
Linear Technology Corp. .................................................................         13,300               766,413
National Semiconductor Corp.* ...........................................................         37,800               980,438
Taiwan Semiconductor Manufacturing Co.* .................................................         33,200               603,825
                                                                                                                   -----------
                                                                                                                     4,345,776
                                                                                                                   -----------
Energy 0.5%
Oilfield Services/Equipment
Schlumberger Ltd. .......................................................................         10,700               861,350
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $58,548,025)                                                                              90,503,839
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $123,399,890) (a)                                                       157,226,449
------------------------------------------------------------------------------------------------------------------------------

*     Non-income producing security.

(a) The cost for federal income tax purposes was $123,476,478. At December 31, 1997, net unrealized appreciation for all securities based on tax cost was $33,749,971. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $34,758,407 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,008,436.

    The accompanying notes are an integral part of the financial statements.


                           15 - Scudder Balanced Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of December 31, 1997

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $123,399,890) ..................   $ 157,226,449
                 Receivable for Fund shares sold ........................................       1,149,642
                 Dividends and interest receivable ......................................         778,392
                 Other assets ...........................................................           2,514
                                                                                            ----------------
                 Total assets ...........................................................     159,156,997
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund shares redeemed .......................................         236,348
                 Accrued management fee .................................................          48,092
                 Other accrued expenses .................................................         160,649
                                                                                            ----------------
                 Total liabilities ......................................................         445,089
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 158,711,908
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ....................................         105,659
                 Net unrealized appreciation on investments .............................      33,826,559
                 Accumulated net realized gain ..........................................         688,296
                 Paid-in capital ........................................................     124,091,394
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 158,711,908
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($158,711,908 /  9,416,710 outstanding shares of beneficial             -----------------
                   interest, $.01 par value, unlimited number of shares authorized) .....          $16.85
                                                                                           -----------------

    The accompanying notes are an integral part of the financial statements.


                           16 - Scudder Balanced Fund

                             Statement of Operations
                          year ended December 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ...............................................................   $   3,799,396
                 Dividends (net of foreign taxes withheld of $7,552) ....................         784,766
                                                                                            -----------------
                                                                                                4,584,162
                 Expenses:
                 Management fee .........................................................         964,234
                 Services to shareholders ...............................................         660,947
                 Custodian and accounting fees ..........................................          77,375
                 Trustees' fees and expenses ............................................          36,837
                 Reports to shareholders ................................................          50,692
                 Auditing ...............................................................          36,627
                 Registration fees ......................................................          23,148
                 Legal ..................................................................          13,489
                 Amortization of organization expense ...................................           9,599
                 Other ..................................................................           8,746
                                                                                            -----------------
                 Total expenses before reductions .......................................       1,881,694
                 Expense reductions .....................................................        (483,894)
                                                                                            -----------------
                 Expenses, net ..........................................................       1,397,800
                --------------------------------------------------------------------------------------------
                 Net investment income                                                          3,186,362
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain from:
                 Investments ............................................................       6,767,432
                 Net unrealized appreciation during the period on:
                 Investments ............................................................      18,257,895
                --------------------------------------------------------------------------------------------
                 Net gain on investment transactions                                           25,025,327
                --------------------------------------------------------------------------------------------
                --------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $  28,211,689
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                           17 - Scudder Balanced Fund

                       Statements of Changes in Net Assets

                                                                                        Years Ended December 31,
Increase (Decrease) in Net Assets                                                        1997             1996
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ........................................     $  3,186,362     $  2,514,758
                 Net realized gain from investment transactions ...............        6,767,432        4,906,972
                 Net unrealized appreciation on investment transactions
                    during the period .........................................       18,257,895        3,888,751
                                                                                   ---------------- ----------------
                 Net increase in net assets resulting from operations .........       28,211,689       11,310,481
                                                                                   ---------------- ----------------
                 Distributions to shareholders:
                 From net investment income ...................................       (3,153,021)      (2,447,716)
                                                                                   ---------------- ----------------
                 From net realized gains ......................................       (6,023,486)      (5,755,741)
                                                                                   ---------------- ----------------
                 Fund share transactions:
                 Proceeds from shares sold ....................................       58,695,668       39,011,632
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ..............................        8,964,419        8,015,313
                 Cost of shares redeemed ......................................      (37,524,903)     (30,743,649)
                                                                                   ---------------- ----------------
                 Net increase in net assets from Fund share transactions ......       30,135,184       16,283,296
                                                                                   ---------------- ----------------
                 Increase in net assets .......................................       49,170,366       19,390,320
                 Net assets at beginning of period ............................      109,541,542       90,151,222
                 Net assets at end of period (including undistributed net          ---------------- ----------------
                   investment income of $105,659 and $94,771, respectively)....     $158,711,908     $109,541,542
                                                                                   ---------------- ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ....................        7,502,830        6,386,156
                                                                                   ---------------- ----------------
                 Shares sold ..................................................        3,666,310        2,665,524
                 Shares issued to shareholders in reinvestment of
                    distributions .............................................          542,526          547,246
                 Shares redeemed ..............................................       (2,294,956)      (2,096,096)
                                                                                   ---------------- ----------------
                 Net increase in Fund shares ..................................        1,913,880        1,116,674
                                                                                   ---------------- ----------------
                 Shares outstanding at end of period ..........................        9,416,710        7,502,830
                                                                                   ---------------- ----------------

    The accompanying notes are an integral part of the financial statements.


                           18 - Scudder Balanced Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                        For the Period
                                                                                                        January 4, 1993
                                                                                                         (commencement
                                                                                                       of operations) to
                                                          Years Ended December 31,                       December 31,
                                           1997(a)         1996(a)          1995            1994             1993
--------------------------------------------------------------------------------------------------------------------------
                                         ---------------------------------------------------------------------------------
Net asset value, beginning of period ..    $14.60          $14.12          $11.63          $12.23           $12.00
Income from investment operations:       ---------------------------------------------------------------------------------
Net investment income .................       .38             .36             .32             .31              .26
Net realized and unrealized gain
   (loss) on investments ..............      2.91            1.25            2.74            (.60)             .23
                                         ---------------------------------------------------------------------------------
Total from investment operations ......      3.29            1.61            3.06            (.29)             .49
Less distributions from:                 ---------------------------------------------------------------------------------
Net investment income .................      (.36)           (.34)           (.32)           (.31)            (.26)
Net realized gains on investment
   transactions .......................      (.68)           (.79)           (.25)              --              --
                                         ---------------------------------------------------------------------------------
Total distributions ...................     (1.04)          (1.13)           (.57)           (.31)            (.26)
                                         ---------------------------------------------------------------------------------
                                         ---------------------------------------------------------------------------------
Net asset value, end of period ........    $16.85          $14.60          $14.12          $11.63           $12.23
                                         ---------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Total Return (%) ......................     22.78           11.54           26.48           (2.39)            4.12*
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) .......................       159             110              90              66               64
Ratio of operating expenses, net to
   average daily net assets (%) .......      1.02            1.00            1.00            1.00             1.00
Ratio of operating expenses before
   expense reductions, to average
   daily net assets (%) ...............      1.37            1.37            1.40            1.47             1.53
Ratio of net investment income to
   average daily net assets (%) .......      2.32            2.42            2.51            2.66             2.43
Portfolio turnover rate (%) ...........      43.2            69.7           103.3           105.4             99.3
Average commission rate paid (b) ......    $.0552          $.0551          $   --          $   --            $  --

(a)   Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after December 31, 1996.
*     Not Annualized


                           19 - Scudder Balanced Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Balanced Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on


                           20 - Scudder Balanced Fund
investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization were deferred and amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the year ended December 31, 1997, purchases and sales of investment securities (excluding short-term investments and direct U.S. Government obligations) aggregated $57,901,191 and $52,365,683, respectively. Purchases and sales of direct U.S. Government obligations aggregated $5,988,086 and $1,408,516, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of .70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, the Adviser had agreed not to impose all or a portion of its management fee until October 31, 1997 to maintain the annualized expenses of the Fund at not more than 1.00% of average daily net assets. The Adviser has also agreed not to impose all or a portion of its management fee until April 30, 1998 and to maintain the annualized expenses of the Fund at not more than 1.10% of average daily net assets. Accordingly, for the year ended December 31, 1997, the Adviser did not impose a portion of its fees amounting to $483,894, and the portion imposed amounted to $480,340, of which $48,092 is unpaid at December 31, 1997.


                           21 - Scudder Balanced Fund

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1997, the amount charged to the Fund by SSC aggregated $269,472, of which $23,120 is unpaid at December 31, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans for the Fund. For the year ended December 31, 1997, the amount charged to the Fund by STC aggregated $294,504, of which $26,529 is unpaid at December 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1997, the amount charged to the Fund by SFAC aggregated $48,318, of which $4,128 is unpaid at December 31, 1997.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1997, Trustees' fees and expenses aggregated $36,837.


                           22 - Scudder Balanced Fund

                        Report of Independent Accountants

To the Trustees of Scudder Portfolio Trust and the Shareholders of Scudder Balanced Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Balanced Fund including the investment portfolio, as of December 31, 1997, and the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period January 4, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Balanced Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period January 4, 1993 (commencement of operations) to December 31, 1993 in conformity with generally accepted accounting principles.

Boston, Massachusetts                                COOPERS & LYBRAND L.L.P.
February 9, 1998


                           23 - Scudder Balanced Fund

                                 Tax Information

The Fund paid distributions of $0.49 per share from net long-term capital gains during the year ended December 31, 1997, of which 74.2% represents 20% gains. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $3,964,340 as capital gain dividends for the year ended December 31, 1997, of which 30.69% represent 20% gains.

For corporate shareholders, 23.26% of the income dividends paid during the Fund's fiscal year ended December 31, 1997 qualified for the dividends received deduction.

                           24 - Scudder Balanced Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Balanced Fund (the "Fund") was held on October 24, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

            For           Against           Abstain       Broker Non-Votes*
            ---           -------           -------       -----------------

         5,043,832        146,714           136,477            109,810

2.    To elect Trustees.

                                                Number of Votes:
                                                ----------------

               Trustee                   For                      Withheld
               -------                   ---                      --------

 Henry P. Becton, Jr.                 5,217,588                   109,435

 Dawn-Marie Driscoll                  5,216,902                   110,121

 Peter B. Freeman                     5,216,538                   110,485

 George M. Lovejoy, Jr.               5,215,525                   111,498

 Dr. Wesley W. Marple, Jr.            5,216,616                   110,407

 Daniel Pierce                        5,215,750                   111,273

 Kathryn L. Quirk                     5,212,323                   114,700

 Jean C. Tempel                       5,216,334                   110,689


3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:
                                ----------------

            For            Against            Abstain         Broker Non-Votes*
            ---            -------            -------         -----------------

         4,774,135         239,364            203,714              109,810

                           25 - Scudder Balanced Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

            For            Against             Abstain        Broker Non-Votes*
            ---            -------             -------        -----------------

         4,944,224         176,679             254,434             106,049

5. To approve the revision of certain fundamental investment policies.


                                                                     Number of Votes:
                                                                     ----------------

           Fundamental Policies                  For            Against           Abstain           Broker
           --------------------                  ---            -------           -------           ------
                                                                                                  Non-Votes*
       5.1   Diversification                  4,808,138         178,317           230,758           109,810
       5.2   Borrowing                        4,803,941         182,514           230,758           109,810
       5.3   Senior securities                4,805,720         180,505           230,988           109,810
       5.4   Concentration                    4,804,404         181,907           230,902           109,810
       5.5   Underwriting of securities       4,807,112         142,693           267,408           109,810
       5.6   Investment in real estate        4,805,916         143,511           267,786           109,810
       5.7   Purchase of physical             4,797,348         152,079           267,786           109,810
             commodities
       5.8   Lending                          4,803,109         146,318           267,786           109,810

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

          For                      Against                    Abstain
          ---                      -------                    -------

       5,103,454                    44,226                    179,343

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                           26 - Scudder Balanced Fund

                                    This Page
                                  intentionally
                                   left blank.







                           27 - Scudder Balanced Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates

Peter B. Freeman
Trustee ; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Director, General
Partner, TL Ventures

Kelly D. Babson*
Vice President

Jerard K. Hartman*
Vice President

William M. Hutchinson*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                           28 - Scudder Balanced Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                           29 - Scudder Balanced Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                           30 - Scudder Balanced Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                           31 - Scudder Balanced Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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